                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                              __________________

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 21, 2000

                              ___________________

                        CONCENTRA OPERATING CORPORATION
            (Exact name of Registrant as specified in its charter)


       Nevada                      001-15699                    75-282260
   (State or other           (Commission File Number)        (I.R.S. Employer
   jurisdiction                                           Identification Number)
   of incorporation)

  5080 Spectrum Drive
 Suite 400 - West Tower                                            75001
    Addison, Texas                                               (Zip code)
 (Address of principal
 executive offices)


      Registrant's telephone number, including area code: (972) 364-8000

                                Not Applicable
                 (former address if changed since last report)
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Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated March 21, 2000 announcing Concentra Operating Corporation's amendments to its $475 million senior credit facilities.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1  Press Release of the Registrant dated March 21, 2000
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CONCENTRA OPERATING CORPORATION
                              (Registrant)


                              By:     /s/ Richard A. Parr II
                                      ------------------------------------
                              Name:   Richard A. Parr II
                              Title:  Executive Vice President, General Counsel
                                      & Secretary

Date:  March 22, 2000
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1    Press Release of Registrant dated March 21, 2000